Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of this 23rd day of May, 2022, by and among LINCOLN EDUCATIONAL SERVICES CORPORATION, a New Jersey corporation (the “Parent”), LINCOLN TECHNICAL INSTITUTE, INC., a New Jersey corporation, NASHVILLE ACQUISITION, L.L.C., a Delaware limited liability company, NEW ENGLAND ACQUISITION, LLC, a Delaware limited liability company, EUPHORIA ACQUISITION, LLC, a Delaware limited liability company; LCT ACQUISITION, LLC, a Delaware limited liability company, NN ACQUISITION, LLC, a Delaware limited liability company, and LTI HOLDINGS, LLC, a Colorado limited liability company (individually and collectively, the “Borrower”), and WEBSTER BANK, NATIONAL BANK, as successor-by-merger to Sterling National Bank (the “Bank”).

R E C I T A L S:

A.         Pursuant to that certain Credit Agreement dated as of November 14, 2019, executed by and among the Borrower, as borrower, and the Bank, as bank (the “Original Credit Agreement”), which Original Credit Agreement was amended and modified by that certain First Amendment to Credit Agreement dated November 10, 2020, executed by and among the Borrower, as borrower, and the Bank, as bank (the “First Amendment”, and hereinafter the Original Credit Agreement, as amended and modified by the First Amendment, shall be referred to as the “Credit Agreement”), the Bank agreed to make available to Borrower (a) that certain revolving line of credit facility in the maximum principal amount of up to $15,000,000.00 (the “Revolving Loan”), which Revolving Loan is inclusive of a sublimit in the maximum principal amount of up to $10,000,000.00 for the issuance of standby (and not commercial) Letters of Credit, (b) that certain term loan facility in the original principal amount of $20,000,000.00 (the “Term Loan”), (c) that certain delayed draw term loan facility in the maximum principal amount of up to $10,000,000.00 (the “Delayed Draw Term Loan”), and that certain non-revolving line of credit loan facility in the maximum principal amount of up to $15,000,000.00 (the “Line of Credit”).

B.         In connection with certain amendments and modifications to the Credit Agreement and other Loan Documents, the Term Loan and the Delayed Draw Term Loan were paid off in full.

C.          On January 21, 2021, the Line of Credit expired by the terms, conditions and provisions of the Credit Agreement.

D.          The Borrower has requested, and the Bank has agreed to, make certain amendments and modification to the terms, conditions and provisions of the Credit Agreement and other Loan Documents as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrower hereby agree as follows:

A G R E E M E N T:

1.           Recitals.  The Recitals are hereby incorporated into this Amendment as if fully set forth herein.

2.          Capitalized Terms.  Capitalized terms used herein but not expressly defined herein shall have the same meanings when used herein as set forth in the Credit Agreement.

3.          Amount Outstanding Under the Revolving Loan.  As of May 23, 2022, the outstanding principal balance under the Revolving Loan together with unpaid accrued interest was zero.

4.           Amendments to the Credit Agreement.   The Credit Agreement is hereby amended and modified as follows:

(a)         Any and all references in the Credit Agreement to “Sterling National Bank” are hereby deleted in their entirety and new references to “Webster Bank, National Association” are hereby inserted in their place and stead.

(b)       Section 7.9 of the Credit Agreement, captioned Restricted Payments; Permitted Dividends, is hereby deleted in its entirety and the following Section 7.9 is hereby inserted in its place and stead:

“Section 7.9 Restricted Payments: Permitted Dividends.

Borrower shall not make any Restricted Payments.  Notwithstanding the foregoing, the Borrower may adopt and implement a share repurchase program providing for the repurchase, from time to time, for the account of Borrower, shares of its Capital Stock using cash on hand not to exceed $30,000,000 (the “Repurchase Program Cap”); provided, however, that the Borrower shall cease making any additional purchases if a Default or Event of Default shall have occurred and is continuing, and provided, further, that, from and after the date on which the outstanding principal balance of the Revolving Loan is greater than zero ($0.00), the Repurchase Program Cap shall be reduced to $10,000,000. For the avoidance of doubt, any repurchases made under the repurchase program prior to any draw under the Revolving Loan shall be permitted notwithstanding that such repurchases exceed $10,000,000 and such restriction shall only apply from the date that there is an outstanding balance under the Revolving Loan. Nothing herein shall restrict or affect the availability of additional Letters of Credit under the Revolving Loan.”

5.           Amendments to other Loan Documents.

(a)         Any and all references in the Loan Documents to “Sterling National Bank” are hereby deleted in their entirety and new references to “Webster Bank, National Association” are hereby inserted in their place and stead.

(b)         Any and all references in the Loan Documents to the “Credit Agreement” and/or any of the other Loan Documents shall be deemed to refer to the Credit Agreement and/or such other Loan Documents, as amended and modified up through and including this Amendment and any other documents executed in connection herewith.

6.        Reaffirmation of Credit Agreement.  The Borrower acknowledges and reaffirms its obligations under the Credit Agreement, and Borrower acknowledges and agrees that it has no claims against the Bank, or any offsets or defenses with respect to the payment of any sums due under the Revolving Loan or any Loan Document, or with respect to the enforcement of the Loan Documents.

7.          Confirmation of Representations and Warranties.  The Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (provided, that, if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty is true and correct in all respects), except to the extent any representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and (b) covenants to perform its obligations under the Credit Agreement and all other Loan Documents.

8.          Conditions to Effectiveness.  This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (the “Amendment Effective Date”):

(a)          the Borrower shall have executed and delivered to the Bank this Amendment duly executed by an authorized officer of the Borrower; and

(b)          all representations and warranties of the Borrower contained herein shall be true and correct as of the Amendment Effective Date, except to the extent that such representation or warranty relates to a specific date, in which case such representation and warranty was true as of such earlier date, and such parties delivery of their respective signatures hereto shall be deemed to be its certification thereof.

9.          Fees and Expenses.  In consideration of the Bank entering into this Amendment, Borrower shall be responsible for the payment of Bank’s legal counsel’s fees incurred in connection with the preparation of this Amendment, and certain other loan administrative matters related to the Loan Documents.

10.        Reference to the Effect on the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as modified by this Amendment.

11.        Affirmation.  Except as specifically modified pursuant to the terms hereof, the Credit Agreement, and all other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrower.  The Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Loan Documents, as amended and modified hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on the Bank’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

12.       Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

13.         Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

14.         Counterparts.  This Amendment may be executed in counterparts, and all executed counterparts taken together shall be deemed to constitute one and the same instrument, and any signature page may be detached and assembled to form a single original document.  Facsimile or e-mail/PDF copies of counterpart signature pages shall be considered equivalent to counterpart signature pages with ink signatures for all purposes.

[signatures appear on successive pages]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the year and date first set forth above.

BORROWER:

LINCOLN EDUCATIONAL SERVICES CORPORATION

By:	/s/ Brian Meyers
Brian Meyers
Chief Financial Officer

LINCOLN TECHNICAL INSTITUTE, INC.

By:	/s/ Brian Meyers
Brian Meyers
Chief Financial Officer

NASHVILLE ACQUISITION, L.L.C.

By:	/s/ Brian Meyers
Brian Meyers
Chief Financial Officer

NEW ENGLAND ACQUISITION, LLC

By:	/s/ Brian Meyers
Brian Meyers
Chief Financial Officer

EUPHORIA ACQUISITION, LLC

By:	/s/ Brian Meyers
Brian Meyers
Chief Financial Officer

[signatures continue on successive page]

Signature Page to Second Amendment to Credit Agreement (1 of 3)

LCT ACQUISITION, LLC

By:	/s/ Brian Meyers
Brian Meyers
Chief Financial Officer

NN ACQUISITION, LLC

By:	/s/ Brian Meyers
Brian Meyers
Chief Financial Officer

LTI HOLDINGS, LLC

By:	/s/ Brian Meyers
Brian Meyers
Chief Financial Officer

[signatures continue on successive page]

Signature Page to Second Amendment to Credit Agreement (2 of 3)

BANK:

WEBSTER BANK, NATIONAL BANK (as successor-by-merger to Sterling National Bank)

By:	/s/ Leslie O’Connor
Leslie O’Connor
Vice President

Signature Page to Second Amendment to Credit Agreement (3 of 3)